UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 18, 2010

Alliance Data Systems Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15749	31-1429215
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17655 Waterview Parkway, Dallas, Texas		75252
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 348-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2010, the Company (as "Borrower") and ADS Alliance Data Systems, Inc., ADS Foreign Holdings, Inc., Alliance Data Foreign Holdings, Inc., Epsilon Marketing Services, LLC and Epsilon Data Management, LLC (as "Guarantors") amended both (1) their Credit Agreement with Bank of Montreal, as administrative agent and letter of credit issuer, and various other agents and banks dated September 29, 2006 (the "Credit Facility") and (2) their Term Loan Agreement with Bank of Montreal, as administrative agent, and various other agents and banks dated May 15, 2009 (the "Term Loan").

The amendments clarified the application of Accounting Standards Codification ("ASC") 860, Transfers and Servicing," relating to transfers of financial assets and ASC 810, "Consolidation," related to the consolidation of variable interest entities, which each became effective January 1, 2010, to the calculation of compliance with the covenants contained in Article 5 of each of the Credit Facility and the Term Loan. In addition, the amendment to the Term Loan removed the prepayments that were required beginning June 30, 2010 and now provides that all principal and interest shall be paid on March 30, 2012.

The preceding summary of the amendment to the Credit Facility and the amendment to the Term Loan are qualified in their entirety by reference to the full text of such amendments, a copy of which are attached as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Third Amendment to Credit Agreement, dated as of June 18, 2010, by and among Alliance Data Systems Corporation and certain subsidiaries parties thereto as Guarantors, Bank of Montreal, as Administrative Agent and various other agents and banks.

10.2 First Amendment to Term Loan Agreement, dated as of June 18, 2010, by and among Alliance Data Systems Corporation and certain subsidiaries parties thereto as Guarantors, Bank of Montreal, as Administrative Agent and various other agents and banks.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

June 21, 2010	By:	Charles L. Horn

Name: Charles L. Horn
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement, dated as of June 18, 2010, by and among Alliance Data Systems Corporation and certain subsidiaries parties thereto as Guarantors, Bank of Montreal, as Administrative Agent and various other agents and banks.
10.2	First Amendment to Term Loan Agreement, dated as of June 18, 2010, by and among Alliance Data Systems Corporation and certain subsidiaries parties thereto as Guarantors, Bank of Montreal, as Administrative Agent and various other agents and banks.